Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net income for the year	$ 72,876	$ 81,702	$ 143,764
Other comprehensive income:
Unrealized gain on cash flow hedges, net (Notes 18 and 20)	13,392	29,065	11,382
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 20)	63	84	103
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Prepaid lease rentals (Note 11)	0	1,076	0
Other comprehensive income for the year	13,455	30,225	11,485
Total comprehensive income for the year	$ 86,331	$ 111,927	$ 155,249